SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 18, 2005

Wells Fargo Financial Auto Owner Trust 2004-A

(Exact name of registrant as specified in its charter)

Delaware	333-110039	20-6150771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Wilmington Trust Company

Rodney Square North, 1100 North Market Street

Wilmington, Delaware 19890-0001

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code (302) 651-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                              Other Events.

On January 18, 2005, Wells Fargo Financial Acceptance, Inc., as Subservicer, distributed the Master Servicer’s Report for the monthly period ending December 31, 2004 pursuant to Section 4.9 of the Sale and Servicing Agreement dated as of March 1, 2004.

Item 9.01.                                              Financial Statements and Exhibits.

(a)                                  Not applicable.

(b)                                 Not applicable.

(c)                                  Exhibits:

Exhibit No.	Description

20	Master Servicer’s Report for the monthly period ending December 31, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO FINANCIAL
ACCEPTANCE, INC.,
as Subservicer

	By:	/s/ Steven N. Owenson
Steven N. Owenson
Treasurer

Dated: January 18, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

20	Master Servicer’s Report for the monthly period ending December 31, 2004.